Newtek Business Services, Inc.
NASDAQ: NEWT
Second Quarter 2012
Financial Results Conference Call
July 31, 2012 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Jennifer C. Eddelson, CAO
Investor Relations Public Relations
Newtek Investor Relations Rubenstein Public Relations, Inc.
Jayne Cavuto
(212) 356-9571
jcavuto@thesba.com
Jonathan Goldberg
(212) 843-9335
jgoldberg@rubensteinpr.com
Jennifer Seley
(212) 843-8295
jseley@rubensteinpr.com
Exhibit 99.1

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Our Capcos operate under a different set of rules in each of the six jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Second Quarter 2012 Conference Call Agenda
Q2 2012 Financial Performance, Cash Position, Balance Sheet
NEWT Buy Back of Common Stock
Commentary, Developments and Business Trends
Focus on Revenue Growth
New Financing Arrangement with Summit Partners
Reaffirm 2012 Guidance

Second Quarter Key Performance Statistics
The Company had consolidated pretax income of $1.9 million; an increase of
$1.8 million, a 1320% improvement, compared to the second quarter of 2011
The Company had consolidated net income of $1.2 million; a $1.5 million increase, or a 530% improvement compared to the second quarter 2011, and
EPS of $0.03/diluted share compared to a loss of $(0.01)/diluted share for the second quarter 2011
The Company had consolidated Modified EBITDA for the second quarter 2012 of $3.7 million, as compared to $1.7 million for the second quarter 2011
The Company had EPS of $0.07 per diluted share for the six months ended
June 30, 2012, as compared to $0.01 per diluted share for the six months ended June 30, 2011
Electronic payment processing segment pretax income increased 42% to $1.9 million in the second quarter of 2012 as compared to $1.3 million in the second quarter of 2011
Small business finance segment pretax income increased 43% to $1.5 million in the second quarter 2012, compared to $1.0 million in the second quarter 2011

Second Quarter Key Performance Statistics
Servicing fee income generated through our SBA lender grew 170% period over period from $729 thousand during the second quarter of 2011, to $2.0 million in the second quarter of 2012
Our SBA lender closed $52.0 million in loans during the first six months of 2012 as compared to $49.3 million during the same period in 2011
The Company bought back 780,920 shares of its common stock in the open market under its one million share authorization during the quarter
The Company closed a $10- $15 million, five year credit agreement with
Summit Partners, of which $10 million was drawn during the quarter.  The funds will be used to support Newtek's continued growth and provide working capital necessary to expand its product offering
The Company is reaffirming its Full Year 2012 Guidance for EPS of between
$0.10 and $0.14 per diluted share, pretax income between $6.5 million and $8.5 million, and Modified EBITDA between $14.3 million and $16.3 million

Second Quarter 2012 Financial Results
Q2 2012 vs. Q2 2011 core operating segment revenue:
–
Electronic Payment Processing: $21.4 million – up 3% from Q2 2011
(revenue up 11.1% excluding impact of Durbin Amendment)
–
Managed Technology Solutions: $4.6 million – down 4% from Q2 2011
–
Small Business Finance: $6.0 million – up 30% after adjusting for fair value accounting adjustment related to timing of recognition of premium income included in prior quarter
Q2 2012 vs. Q2 2011 core operating segment pretax income:
–
Electronic Payment Processing: $1.9 million – up 42% from Q2 2011
–
Managed Technology Solutions: $1.1 million – up 12% from Q2 2011
–
Small Business Finance: $1.5 million - up 43% from Q2 2011

Cash Position
•
The Company had $32.0 million in cash and cash equivalents and restricted cash at June 30, 2012, up from $25.4 million at December
31, 2011
–
Equates to $0.66 cash per share,
–
Equates to $0.91 cash per share when including restricted cash

Selected Balance Sheet Items
In thousands of dollars
Major changes in Assets and Liabilities
Increase of $11.7 million in Cash and cash equivalents
Increase of $8.1 million in SBA loans held for investment
Increase of $13.1 million in Notes payable
Decrease of $5.4 million in Credits and Notes payable in credits in lieu of cash
Balance at
June 30, 2012
Balance at
December 31, 2011
Total Assets $ 142,994 $ 132,010
Total Liabilities 78,986 72,711
Total Equity 64,008 59,299

Reduced Effect of Capco on
Consolidated Results
Balance sheet illusionary leverage
• $11.6 million – Credits in lieu of cash
• $11.6 million – Notes payable in credits in lieu of cash
Management time
Accounting cost
Other miscellaneous costs

Future Year End Balance of Tax Credits 10 $ in millions $0 $5 $10 $15 $20 $25 $30 $35 $40 2010 2011 2012 2013 2014 2015 2016

Newtek Buy Back of Common Shares
During the second quarter of 2012, the Company repurchased
780,920 shares of common stock under its one million share
authorization
Average buy back price $1.1862
Represents great value to our shareholders
On Friday, July 27, 2012, our stock price closed at $1.50/share, up 32% since most recent stock repurchase

Market Comparable Trends
Market comparables positioning themselves similarly to Newtek
Universal Business Payment Solutions (“UBPS”) announced $179 million planned acquisition of:
• a credit and debit card sales organization;
• a credit and debit card processing company; and
• a payroll processing and a tax filing company
GoDaddy announced strategic purchase of a cloud-based financial management application company to reach more small businesses
Newtek has the advantage of:
• Experience in providing a “suite of services” to small businesses over the past 8 years
• All of our business divisions operating on a similar, coordinated platform
• All business service solutions will be available to business owners in the cloud and available on their iphones and ipads

Medallion Financial Corp (TAXI) Heartland Payment Systems  (HPY) Web.com Group, Inc. (WWWW)
Cbeyond, Inc.  (CBEY) 8 x 8, Inc. (EGHT) ReachLocal, Inc. (RLOC)
Stamps.com, Inc. (STMP) Marchex, Inc. (MCHX) Vistaprint, NV (VPRT)

Developments in EPP
Q2 2012 EPP revenue up $657 thousand, or 3% compared with year ago period; excluding impact of Durbin Amendment, revenue
increased by 11.1%
Q2 2012 EPP pretax income of $1.9 million, a 42% increase
compared with Q2 2011
– Cash flow positive business
– Significant operating leverage
– EPP segment does not have any debt
– eCommerce : Single most important corporate initiative and identifier

Managed Technology Solutions Initiatives
Q2 2012 Web hosting and design revenue down 4% compared to year ago quarter
Q2 2012 MTS pretax income increased by 12% over prior year
– Decrease in total number of web hosting plans; however,
– Increase in average revenue per plan resulting from increase in number of cloud instances and higher-cost plans sold
– Decrease in professional fees for web design development and other general and administrative costs
Changeover in management in:
– Presidency of MTS
– Customer Service
– Sales Department
All products cloud-solutions oriented
Improve our position in products in addition to Microsoft
®
products

Developments in Small Business Finance
Q2 2012 SBF revenue, after adjusting for fair value accounting adjustment related to timing of recognition of premium income included in prior quarter, increased 30% over year ago period
Q2 2012 SBF pretax income $1.5 million, a 43% increase compared with prior year
This sector offers the best opportunity for Newtek stockholders
– We have a very strong lending infrastructure (origination, underwriting, funding, servicing, and collection); this infrastructure is valuable more so today
– 111 to 116 pricing on governments
– FDIC contract
– We are an S&P-rated commercial servicer
Closed $10-15 million in mezzanine loan in April 2012
This will increase our capability to increase our lending in $100 million increments; every $100 million in additional originations results in approximately $4 million in annual pretax dollars

Small Business Finance
From June 30, 2011 to June 30, 2012, our total servicing portfolio increased by 74%
We added an additional $128 million in external servicing in the second quarter 2012
We anticipate our total servicing portfolio increasing to $650 million by
December 31, 2012
Q2 2012 Q2 2011 Increase
Servicing for our loans $  309,500 $  249,600 $   59,900
Servicing for others 257,000 75,900 181,100
Total servicing portfolio $  566,500 $  325,500 $  241,000
Servicing Portfolio:
In thousands of dollars

Newtek Payroll Services
Payroll management, payment and reporting service
Competitively priced and ideal for small and medium sized
businesses
Currently servicing customers in 34 states
Complements existing Newtek Products
– Insurance
– WC Pay-go
– “Payroll in the Cloud”

Growth Strategy
Market Newtek ®
“The Small Business Authority”
brand through
www.thesba.com
Emphasize cross-selling and cross-marketing into the customer base
Continue to grow alliance channels as outsourcing of our services is attractive to banks, credit unions and other affinity groups
Outbound campaign with direct focus on small businesses through television and radio
Grow our presence as a business service provider with all of our business applications hosted in the cloud

Our Strategy & Mission
We are a thought leader and destination for independent owner operators of small businesses. Newtek
®
The Small Business
Authority
provides products, services, and data to small and
medium size businesses across the United States to grow their sales, reduce their expenses, reduce their risk and offer state of the art efficient business strategies, structures, and content to run their businesses.

Total Referrals Total referrals received increased 6% as compared with the year ago quarter as a result of our new initiatives 6,777 7,181 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q2'11 Q2'12

Newtek®
"The Small Business Authority®"

TheSBA Total Visitors- 2011 Q2 vs. 2012 Q2
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
73,645
121,570
Total Visitors Q2 2011
Total Visitors Q2 2012

TheSBA Total Unique Visitors - 2011 Q2 vs. 2012 Q2
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
38,946
77,824
Total Unique Visitors Q2 2011
Total Unique Visitors Q2 2012

Visitor Trend to www.thesba.com
As a result of our direct marketing initiatives:
Total Visitors to www.thesba.com
increased by 65% in the current quarter
compared to the year ago quarter
Total Unique Visitors increased by nearly 100% in the current quarter
64% of Visitors in the current quarter are Unique to www.thesba.com

Newtek®
"The Small Business Authority®"

❖

26.96% Search Traffic
32,773 Visits
28.82% Referral Traffic
35,031 Visits
44.20% Direct Traffic
53,728 Visits
0.03% Campaigns
38 Visits

❖

❖

Current General Statistics
Our Alexa traffic ranking in the U.S. is 42,434 with 568 sites linking in
69% Bounce Rate; average time on site is 1 minute and 51 seconds
An average of approximately 1,000 unique visitors per day

Small Business Authority
Branding Achievements
The Small Business Authority
Index
is published by Bloomberg
Newswire monthly
The Small Business Authority Market Sentiment Survey
is published on
CNBC, NYDailyNews, Small Business Trends, etc.
Forbes publishes
The
Small
Business Authority Blog
daily which can be
viewed at http://blogs.forbes.com/thesba/

Forbes Blog - The Small Business Authority
Our introductory post which explains what our blog will do can be viewed at http://blogs.forbes.com/thesba/2011/06/15/your-
authority-on-small-business/
Forbes Contributor
Since June 2011
Over 70 published articles regarding issues that affect
entrepreneurs and their companies: health care, small business lending, small business regulations, taxes, IT costs, insurance)
Some of our posts have received in excess of 20,000 views

Current Marketing Strategy
Generate awareness to qualified small business owners through a
National prime-time television advertising campaign with a 50%
increased budget
Media parameters will include National TV exposure through
commercials, online display and search
Key product offerings will include: small business loans,
eCommerce and cloud services

SB Authority Index
Financial barometer for small business economy
Made up of eight primary business and economic components
of the small business economy
SB Authority Index released at beginning of every month
Available in our newsletter with approximately 60,000 in
distribution
Available on our website now at www.thesba.com

Newtek®
"The Small Business Authority®"

Newt

Newtek

SB Authority Market Sentiment Survey
On a monthly basis, delivers the pulse of the small business economy by polling our client base on topical issues like health care, the lending environment and other important issues
affecting small businesses
Usually poll in excess of 1,200 respondents
Released once per month
Results are available in our newsletter with approximately
60,000 in distribution
Available to all to participate in and view results on our website at www.thesba.com

Marketing Focus

Percent of Referrals from Direct Channel
As a result of our revised marketing message focused on Small Business
Lending, Direct Channel referrals to www.thesba.com
increased from 5.9% to
13.6% over the year ago quarter
5.9%
13.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
Q2'11 Q2'12

Small Business Authority Channel
Grow internet web based direct business
- through search
- through branding on TV, radio, print and public relations
Grow as the destination spot for independent owner/operator
businesses
Increase recognition as being “The Authority” in business issues for small businesses, and in each of the following areas:
- Lending - Electronic payment processing
- Insurance brokerage - Outsourced technology managed services
- Business information - Payroll
- Data storage - Health insurance

In Conclusion 31

Annual Pretax Income Trend

Pretax income (loss), in millions
$(17.5) $(13.1) $(4.0) $0.9 $2.3 $7.5
-$18
-$12
-$6
$0
$6
$12
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Actual
2012
Forecast
Midpoint

2012 Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 84.3 85.7 18.8 19.2 24.2 25.2 1.7 2.0 0.8 0.8 129.8 132.9 0.8 0.8 (1.5) 129.1 132.2
Pretax Income (Loss) 8.2 8.6 4.3 4.5 5.5 6.7 (1.0) (0.9) (8.5) (8.4) 8.5 10.5 (2.0) (2.0) - 6.5 8.5
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.2) (0.2) (0.2) (0.2) - - - (0.2) (0.2)
Interest Expense - - 0.1  0.1 3.8 3.8 - - - - 3.9 3.9 0.7 0.7 - 4.6    4.6
Depreciation and
Amortization 0.8 0.8 1.2 1.2 1.5 1.5 - - 0.2 0.2 3.7 3.7 - - - 3.7 3.7
Modified EBITDA 9.0 9.4 5.6 5.8 10.8 12.0 (1.0) (0.9) (8.1) (8.0) 16.3 18.3 (2.0) (2.0) - 14.3 16.3

Financial Review Jennifer C. Eddelson – CAO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses modified EBITDA as a supplemental measure of its operating performance.  The Company defines modified EBITDA as earnings excluding income from tax credits, net change in fair value of credits in lieu of cash and notes payable in credits in lieu of cash, interest expense, deferred compensation expense, lease loss expense, taxes, depreciation and amortization.  Newtek uses modified EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP. Modified EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, modified EBITDA does not reflect the
Company’s actual cash expenditures. Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using modified EBITDA only supplementally.

Q2 2012 Actual vs. Q2 2011 Actual

In millions of dollars
Revenue For
The Quarter
Ended
June 30, 2012
Actual
Revenue For
The Quarter
Ended
June 30, 2011
Actual
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2012
Actual
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2011
Actual
MODIFIED
EBITDA For The
Quarter Ended
June 30, 2012
Actual
MODIFIED
EBITDA For The
Quarter Ended
June 30, 2011
Actual
Electronic
Payment
Processing
21.373 20.717 1.904 1.344 2.082 1.735
Managed
Technology
Solutions
4.570 4.767 1.114 .997 1.446 1.386
Small
Business
Finance
5.963 6.299 1.478 1.036 2.669 1.722
All Other 0.451 0.347 (0.238) (0.342) (0.228) (0.314)
Corporate
Activities
0.205 0.304 (1.930) (2.414) (1.895) (2.262)
CAPCO 0.141 0.324 (0.398) (0.485) (0.386) (0.524)
Interco
Eliminations
(0.365) (0.436) – –
–
–
Total 32.338 32.322 1.930 0.136 3.688 1.743
*Note: totals may not add due to rounding

2012 Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 84.3 85.7 18.8 19.2 24.2 25.2 1.7 2.0 0.8 0.8 129.8 132.9 0.8 0.8 (1.5) 129.1 132.2
Pretax Income (Loss) 8.2 8.6 4.3 4.5 5.5 6.7 (1.0) (0.9) (8.5) (8.4) 8.5 10.5 (2.0) (2.0) - 6.5 8.5
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.2) (0.2) (0.2) (0.2) - - - (0.2) (0.2)
Interest Expense - - 0.1  0.1 3.8 3.8 - - - - 3.9 3.9 0.7 0.7 - 4.6    4.6
Depreciation and
Amortization 0.8 0.8 1.2 1.2 1.5 1.5 - - 0.2 0.2 3.7 3.7 - - - 3.7 3.7
Modified EBITDA 9.0 9.4 5.6 5.8 10.8 12.0 (1.0) (0.9) (8.1) (8.0) 16.3 18.3 (2.0) (2.0) - 14.3 16.3

Going Forward: 2012 Barry Sloane - CEO

Questions & Answers

Addendum

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Lease
restructuring
charges
Interest
Expense
Depreciation
and
amortization
Q2 2012
Modified
EBITDA
Electronic Payment
Processing
1.904 - - 0.009 - - 0.169 2.082
Managed Technology
Solutions
1.114 - - 0.008 - 0.021 0.303 1.446
Small Business Finance 1.478       - - 0.016 - 0.969 0.206 2.669
All Other (0.238) - - 0.008 - - 0.002 (0.228)
Corporate Activities (1.930) - - 0.077 (0.073) 0.002 0.029 (1.895)
CAPCO (0.398) (0.129) (0.005) - - 0.144 0.002 (0.386)
Total 1.930 (0.129) (0.005) 0.118 (0.073) 1.136 0.711 3.688
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2012
In millions of dollars
*Note: totals may not add due to rounding

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair
Value of
Credits in
Lieu of
Cash and
Notes
Payable in
Credits in
Lieu of
Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Interest
Expense
Depreciation
and
amortization
Q2 2011
Modified
EBITDA
Electronic Payment
Processing
1.344 - - - 0.011 - 0.380 1.735
Managed Technology
Solutions
0.997 - - - 0.007 0.027 0.355 1.386
Small Business Finance 1.036 - - - 0.011 0.451 0.224 1.722
All Other (0.342) - - - 0.008 - 0.020 (0.314)
Corporate Activities (2.414) - - - 0.105 - 0.047 (2.262)
CAPCO (0.485) (0.317) (0.001) (0.051) - 0.327 0.003 (0.524)
Total 0.136 (0.317) (0.001) (0.051) 0.142 0.805 1.029 1.743
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2011
In millions of dollars *Note: totals may not add due to rounding